                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Registration Statement on Form S-3 into Premiere Technologies, Inc.'s previously filed Registration Statements (File Nos. 333-17593, 333-11281 and 333-29787).


/s/ Arthur Andersen LLP


Atlanta, Georgia
September 25, 1997